Filed pursuant to Rule 497(a)

File No. 333-216928

Rule 482ad

BlackRock Capital Investment Corporation Announces Pricing of $125 Million of 5.00% Convertible Notes Due 2022

NEW YORK, June 7, 2017 (GLOBE NEWSWIRE) – BlackRock Capital Investment Corporation (NASDAQ:BKCC) (“BCIC”, “our”, or “we”) announced today the pricing of $125 million in aggregate principal amount of senior unsecured 5.00% Convertible Notes due 2022 (the “Notes”). BCIC has granted the underwriters a 30-day option to purchase up to $18.75 million aggregate principal amount of additional Notes to cover over-allotments, if any. The offering is expected to close on June 13, 2017, subject to satisfaction of customary closing conditions.

The Notes will be convertible at an initial conversion rate of 118.2173 shares of BCIC’s common stock per $1,000 principal amount of Notes, which is equivalent to an initial conversion price of approximately $8.46 per share of common stock, representing a 10.0% conversion premium over the last reported sale price of BCIC’s common stock on June 7, 2017 which was $7.69 per share. Prior to December 15, 2021, the Notes will be convertible only upon certain circumstances and during certain periods, and thereafter will be convertible at any time prior to the close of business on the scheduled trading day immediately preceding the maturity of the Notes. Upon conversion, holders will receive cash, shares of BCIC’s common stock or a combination thereof at BCIC’s election.

The Notes will mature on June 15, 2022, unless previously converted, repurchased or redeemed in accordance with their terms. Interest on the Notes will be payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2017. The Notes will be general unsecured obligations of BCIC, will rank equally in right of payment with BCIC’s existing and future senior unsecured debt, and will rank senior in right of payment to any potential subordinated debt, should any be issued in the future.

BCIC intends to use the net proceeds of the offering to repay certain outstanding indebtedness, which may include repaying outstanding borrowings under our credit facility, and for other general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies.

Morgan Stanley & Co. LLC, BofA Merrill Lynch, BMO Capital Markets, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities and HSBC Securities (USA) Inc. are acting as joint book-running managers for the offering.

The offering of these securities may be made only by means of a prospectus and a related prospectus supplement, a copy of which may be obtained by contacting: Morgan Stanley & Co. LLC, 180 Varick Street, New York, New York 10014, Attention: Prospectus Department, Telephone: 866-718-1649; BofA Merrill Lynch, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, Email:

dg.prospectus_requests@baml.com; BMO Capital Markets Corp. Attn: Equity Syndicate Department, 3 Times Square, New York, NY 10036, bmoprospectus@bmo.com, Telephone: 1-800-414-3627; Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717; Credit Suisse Securities (USA) LLC, Attention: Credit Suisse Prospectus Department, One Madison Avenue, New York, NY 10010, e-mail: newyork.prospectus@credit-suisse.com; Deutsche Bank Securities, 60 Wall Street, New York, NY 10005-2836, Attention: Prospectus Group, Telephone: (800) 503-4611, Email: prospectus.cpdg@db.com or HSBC Securities (USA) Inc., Attention: Prospectus Department, 452 Fifth Avenue, New York, NY 10018, telephone: +1 (877) 429-7459, or by emailing: ny.equity.syndicate@us.hsbc.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

About BlackRock Capital Investment Corporation

BlackRock Capital Investment Corporation is a business development company that provides debt and equity capital to middle-market companies.

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

Forward-looking statements

This press release, and other statements that BlackRock Capital Investment Corporation may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock Capital Investment Corporation’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

BlackRock Capital Investment Corporation cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which may change over time. Forward-looking statements speak only as of the date they are made, and BlackRock Capital Investment Corporation assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in BlackRock Capital Investment Corporation’s SEC reports and those identified elsewhere in this press release, the following factors, among others,

could cause actual results to differ materially from forward-looking statements or historical performance: (1) our future operating results; (2) our business prospects and the prospects of our portfolio companies; (3) the impact of investments that we expect to make; (4) our contractual arrangements and relationships with third parties; (5) the dependence of our future success on the general economy and its impact on the industries in which we invest; (6) the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives; (7) our expected financings and investments; (8) the adequacy of our cash resources and working capital, including our ability to obtain continued financing on favorable terms; (9) the timing of cash flows, if any, from the operations of our portfolio companies; (10) the impact of increased competition; (11) the ability of our investment advisor to locate suitable investments for us and to monitor and administer our investments; (12) potential conflicts of interest in the allocation of opportunities between us and other investment funds managed by our investment advisor or its affiliates; (13) the ability of our investment advisor to attract and retain highly talented professionals; (14) changes in law and policy accompanying the new administration and uncertainty pending any such changes; (15) increased geopolitical unrest, terrorist attacks or acts of war, which may adversely affect the general economy, domestic and local financial and capital markets, or the specific industries of our portfolio companies; (16) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets; (17) the unfavorable resolution of legal proceedings; and (18) the impact of changes to tax legislation and, generally, our tax position.

BlackRock Capital Investment Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC identifies additional factors that can affect forward-looking statements.

Available Information

BlackRock Capital Investment Corporation’s filings with the SEC, press releases, earnings releases and other financial information are available on its website at www.blackrockbkcc.com. The information contained on our website is not a part of this press release.

BlackRock Capital Investment Corporation

Investors:

Nik Singhal, 212-810-5427

or

Press:

Brian Beades, 212-810-5596